UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

ORGENESIS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54329	98-0583166
(State or other	(Commission File	(IRS Employer
jurisdiction	Number)	Identification No.)
of incorporation

20271 Goldenrod Lane, Germantown, MD 20876
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 659-6404

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

            On May 10, 2017, Orgenesis Inc. (the “Company”) and Ms. Vered Caplan, the Company’s Chief Executive Officer, entered into an amendment (the “Amendment”) to the Executive Employment Agreement dated as of March 30, 2017 (the “Original Employment Agreement”). Under the Amendment, subject to the approval by the Company’s shareholders of the 2017 Equity Incentive Plan (the “2017 Plan”) at the Company’s 2017 annual meeting of stockholders scheduled to be held on May 11, 2017 and subject further to the ratification of the compensation committee, Ms. Caplan is entitled to a grant under the 2017 of options (the “Initial Option”) to purchase 1,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at a per share exercise price equal to the Fair Market Value (as defined in the 2017 Plan) of the Company’s Common Stock on the date of grant. The Amendment further provides that beginning in fiscal 2018, subject to approval by the compensation committee, Ms. Caplan is entitled to an additional option (the “Additional Option”; together with the Initial Option, the “Options”) under the 2017 Plan for up to 3,000,000 shares of common stock of the Company to be awarded in such amounts per fiscal year as shall be consistent with the Plan, in each case at a per share exercise price equal to the Fair Market Value (as defined in the Plan) of the Company’s common stock on the date of grant.

            The Initial Option shall vest in two equal tranches upon the six and twelfth month anniversary of the grant date. The Additional Option shall vest in tranches of 500,000 shares every six months from the date of grant, provided that Executive remains employed by Company on the vesting date; provided, further, however, that the Options shall vest fully immediately prior to a Change of Control (as defined in the 2017 Plan),or as otherwise provided for in the 2017 Plan.

            Except as modified by the Amendment, in all other respects the terms and conditions of the Original Employment Agreement continue in full force and effect.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

By:

/s/ Neil Reithinger
Neil Reithinger
Chief Financial Officer, Treasurer and Secretary

May 11, 2017